(CHART OMITTED)

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08897

Sparrow Funds
(Exact name of registrant as specified in charter)

11330 Olive Boulevard
Suite 230
St. Louis, MO 63141
(Address of principal executive offices) (Zip code)

Freddie Jacobs, Jr.
Unified Fund Services, Inc.
431 N. Pennsylvania St.
Indianapolis, IN 46204
(Name and address of agent for service)

Registrant's telephone number, including area code: 314-725-6161

Date of fiscal year end: 8/31

Date of reporting period: 8/31/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Sparrow Growth Fund

Annual Report

August 31, 2005

Fund Advisor:

Sparrow Capital Management, Inc.
11330 Olive Boulevard, Suite 230
St. Louis, Missouri 63141

Toll Free: (888) 727-3301

Management's Discussion & Analysis

The stock market continued to climb a "wall of worry" over the past year and proved to be relatively resilient to higher energy prices, several interest rate hikes by the Federal Reserve, a protracted conflict in Iraq, more terrorist fears, and most recently dealings with the aftermath of Hurricane Katrina. It seemed like everything that could be thrown at the market slid off investor's shoulders, and stock prices continued to drift higher over the past 12 months. It helped that economic growth remained fairly robust, inflation remained in check, the employment picture improved, and corporations continued to spend on capital projects. During this period, while the Sparrow Growth Fund (the "Fund") was helped by its stock holdings in the energy and utility sectors, the strongest segments of the market, the Fund was underweight in these areas during most of the prior twelve months, which hurt performance. Despite being underweight in these two strong sectors, Class A Shares of the Sparrow Growth Fund matched the return of the Fund's benchmark index, the S&P 500. For the 12-month period ended August 31, 2005, total return of Class A shares of the Sparrow Growth Fund was 12.54% while, for the same period, the S&P 500's total return was 12.52%. From inception, October 4, 1998, through August 31, 2005, the total return of the Sparrow Growth Fund's Class A shares was +4.00%; the S&P 500's total return for the same period was +4.50%. Most of the under-performance occurred during the 2000 to 2002 period, when growth stocks were down significantly, after their peak in early 2000. These returns, and those shown below, do not reflect the effect of sales charges or the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. If those charges were included, returns would be lower. Of course, the Fund's past performance is not necessarily an indication of future results.

Altria Group provided a nice boost to Fund performance over the past year. For those of you not familiar with the name, this is the old Philip Morris. The stock was purchased in the fall of last year, when it appeared the company was facing some very damaging legal problems. However, we felt these legal issues were being overly discounted in the stock price, and felt the fundamental story of the company was quite strong. Plus we got a very nice dividend yield of almost 5% to boot. The stock turned out to be one of the biggest positive contributors to fund performance in the past year, and we continue to hold the stock today.

Sears Holding was another good performer for the Fund. This company was created by the merger of two old retail firms, Kmart and Sears. Eddie Lampert, one of the most successful investors over the past ten years, became a large shareholder of these two companies, and he was the driving force behind the merger. He expects to increase cash flow, sell off real estate holdings, cut costs, and improve shareholder value over time. While the stock has weakened recently due to fears of a retail spending slowdown in the wake of higher energy prices, we still have a substantial gain in the stock, and we expect Eddie Lampert's expertise to drive higher shareholder value over time.

Another winner for the Fund in the past year was China Mobile, a leading company in wireless telecom services in China. The company is taking advantage of the tremendous growth in China as more people gain access to telephone service.

One of the Fund's biggest disappointments and a drag on performance was Wal-Mart. Despite posting good earnings growth, and continuing its rapid expansion into the grocery market in the U.S. and around the world, the stock was hurt by higher gasoline prices, which added expense hurt to Wal-Mart's core customers the most. We continue to hold the stock as we feel the low valuation more than likely discounts these concerns, but the stock could be sold if energy prices continue their march higher.

Another area of weak performance in the Fund was our holdings in bank stocks. Banks are hurt when the yield curve flattens, as their net interest margin is squeezed. Our holdings in banks such as Bank of America, Commerce Bank, Marshall & Ilsley, and UCBH Holdings, were among some of the weakest performers for us in the past year. However, we think banks are consistent growers, valuations are extremely reasonable today, and we feel this sector is out-of-favor, and investors will once again recognize these consistent growers at some point in the future.

The Fund's primary goal is to provide long-term capital appreciation for our shareholders. We seek to do so consistently across varying market conditions, while controlling risk. What often can propel a market to new highs in the short run are excessive valuations in a few sectors, and it is in these areas where some investors will usually chase short-term performance. That sort of money found its way into technology and Internet stocks in 1999 and early 2000, and we find that similar "momentum investing" is now underway in energy-related stocks. While we hold some energy stocks to benefit from the recent rise in energy prices, we are not over-weighted in this area, as the energy sector is cyclical. We think the best recipe to long-term success in the stock market is to not chase hot sectors, but to buy good businesses with strong earnings-per-share growth prospects at reasonable prices.

**In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75%. Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of up to 2.50% if redeemed within the first two years of purchase and an annual 12b-1 fee of 1.00%. Prior to May 1, 2003, the CDSC was a maximum of 1% if redeemed within the first year of purchase.*

***The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund's portfolio. The Index returns do not reflect the deductions of expenses, which have been deducted from the Fund's returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.*

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-727-3301.


Comparison of a $10,000 Investment
in the Sparrow Growth Fund, Class A and the S&P 500 Index
Sparrow Growth Fund, Class A ($12,364)
S&P 500 Index, ($13,510)
18,000.00
16,000.00
14,000.00
12,000.00
10,000.00
8,000.00
Value
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Date

Comparison of a $10,000 Investment
in the Sparrow Growth Fund, Class C and the S&P 500 Index



Sparrow Growth Fund, Class C ($8,260)
S&P 500 Index ($9,433)
11,000.00
10,000.00
9,000.00
8,000.00
7,000.00
6,000.00
5,000.00
4,000.00
Value
Nov-00
Feb-01
May-01
Aug-01
Nov-01
Feb-02
May-02
Aug-02
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Date

[1] As a percent of net assets
[2] Other companies consist of market capitalizations less than $10 billion.

Although the Fund may invest in stocks of all market capitalization ranges, the majority of the Fund's investments are in common stocks of large capitalization companies (over $10 billion).

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available at the SEC's website at www.sec.gov. The Fund's Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUND'S EXPENSES- (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Sparrow Growth Fund Class A	**Beginning Account Value March 1, 2005**	**Ending Account Value August 31, 2005**	**Expenses Paid During Period March 1, 2005 through August 31, 2005***
Actual	$1,000.00	$1,029.87	$11.48
Hypothetical (5% return before (expenses)	$1,000.00	$1,013.89	$11.39

* Expenses are equal to the Fund's annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Sparrow Growth Fund Class C	**Beginning Account Value March 1, 2005**	**Ending Account Value August 31, 2005**	**Expenses Paid During Period March 1, 2005 through August 31, 2005***
Actual	$1,000.00	$1,027.46	$14.02
Hypothetical (5% return before (expenses)	$1,000.00	$1,011.38	$13.90

* Expenses are equal to the Fund's annualized expense ratio of 2.74%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Sparrow Growth Fund
Schedule of Investments
August 31, 2005

Common Stocks - 99.85%	**Shares**	**Value**
Accident & Health Insurance - 2.88%		
Stancorp Financial Group, Inc.	2,700	$ 218,295
Air Conditioning & Warm Air Heating Equipment & Commercial & Industrial Refrigeration Equipment - 1.32%		
Engineered Support Systems, Inc.	2,925	99,742
Aircraft Engines & Engine Parts - 3.60%		
United Technologies Corp.	5,460	273,000
Beverages - 3.04%		
PepsiCo, Inc.	4,200	230,370
Book: Publishing or Publishing and Printing - 2.55%		
The McGraw-Hill Companies, Inc.	4,000	192,880
Concrete, Gypsum & Plaster Products - 2.76%		
Florida Rock Industries, Inc.	3,700	209,420
Crude Petroleum & Natural Gas - 5.17%		
Occidental Petroleum Corp.	2,800	232,484
XTO Energy, Inc.	4,000	159,200
		391,684
Dental Equipment & Supplies - 2.31%		
Dentsply International, Inc.	3,300	174,801
Fire, Marine & Casualty Insurance - 1.96%		
United Fire & Casualty Co.	3,600	148,356
Food & Kindred Products - 3.17%		
Altria Group, Inc.	3,400	240,380
Gas & Other Services Combined - 3.79%		
Sempra Energy Corp.	6,400	286,848
General Industrial Machinery & Equipment - 2.89%		
Illinois Tool Works, Inc.	2,600	219,128
Hazardous Waste Management - 1.91%		
Stericycle, Inc. (b)	2,490	144,744
Household Audio & Video Equipment - 3.96%		
Harman International Industries, Inc.	2,900	299,860
Mortgage Bankers & Loan Correspondents - 1.66%		
Countrywide Financial Corp	3,720	125,699
National Commercial Banks - 9.76%		
Bank of America Corp.	5,000	215,150
Commerce Bancorp, Inc.	7,900	266,388
Marshall & Ilsley Corp.	5,900	258,243
		739,781
Newspapers: Publishing or Publishing & Printing - 1.40%		
McClatchy Co - Class A	1,600	105,920

Common Stocks - 99.85% - continued	Shares	Value
Operative Builders - 2.86%		
Ryland Group, Inc.	3,000	$ 217,080
Pharmaceutical Preparations - 3.25%		
Novartis AG (a)	1,600	78,000
Pfizer, Inc.	6,600	168,102
		246,102
Petroleum Refining - 0.77%		
Royal Dutch Petroleum Co. (a)	900	58,464
Public Building and Related Furniture - 1.11%		
Johnson Controls, Inc.	1,400	83,972
Retail - Building Materials, Hardware, Garden Supply - 1.77%		
Tractor Supply Co. (b)	2,600	133,796
Retail - Department Stores - 1.41%		
Sears Roebuck & Co. (b)	786	106,786
Retail - Drug Stores & Proprietary Stores - 2.45%		
Walgreen Co.	4,000	185,320
Retail - Miscellaneous Retail - 2.75%		
First Cash Financial Services, Inc. (b)	8,695	208,680
Retail - Variety Stores - 2.49%		
Wal-Mart Stores, Inc.	4,200	188,832
Semiconductors & Related Devices - 4.19%		
Intel Corp.	7,100	182,612
Taiwan Semicunductor Manufacturing Co. Ltd. (a)	16,409	135,046
		317,658
Services - Business Services - 3.47%		
eBay, Inc. (b)	6,500	263,185
Services - Consumer Credit Reporting, Collection Agencies - 1.11%		
Portfolio Recovery Associates, Inc. (b)	2,100	83,937
Services - Equipment Rental & Leasing - 0.96%		
Aaron Rents, Inc.	3,300	73,095
Services - Prepackaged Software - 1.01%		
Microsoft Corp.	2,800	76,720
Ship & Boat Building & Repairing - 3.18%		
General Dynamics Corp.	2,100	240,639

Sparrow Growth Fund
Schedule of Investments - continued
August 31, 2005

Common Stocks - 99.85% - continued	**Shares**	**Value**
State Commercial Banks - 1.56%		
UCBH Holdings, Inc.	6,200	$ 118,234
Sugar and Confectionary Products - 1.48%		
Hershey Foods Corp.	1,900	112,271
Telephone Cummunications - 0.86%		
China Mobile Hong Kong Ltd. (a)	3,000	65,550
Textiles & Apparel - 2.42%		
Nike, Inc. - Class B	2,320	183,071
Trucking & Courier Services - 2.34%		
United Parcel Service, Inc.	2,500	177,225
Wholesale - Groceries & Related Products - 2.84%		
Sysco Corp.	6,450	215,301
Wholesale - Miscellaneous Durable Goods - 1.44%		
RC2 Corp. (b)	2,800	108,780
TOTAL COMMON STOCKS (Cost $6,166,922) - 99.85%		7,565,606
Money Market Securities - 0.23%		
First American Government Obligations Fund - Class S, 2.82%, (c)	17,752	17,752
TOTAL MONEY MARKET (Cost $17,752) - 0.23%		17,752
TOTAL INVESTMENTS (Cost $6,184,674) - 100.08%		$ 7,583,358
Liabilities in excess of cash & other assets - (0.08)%		(5,740)
TOTAL NET ASSETS - 100.00%		$ 7,577,618

(a) American Depositary Receipt.
(b) Non-income producing.
(c) Variable rate security; the coupon rate shown represents the rate at August 31, 2005.

Sparrow Growth Fund
Statement of Assets and Liabilities
August 31, 2005

Assets	
Investments in securities, at fair value (cost $6,184,674)	$ 7,583,358
Dividends receivable	11,351
Recievable for fund shares sold	11,214
Interest receivable	86
Total assets	7,606,009
Liabilities	
Payable to custodian	45
Payable for fund shares purchased	13,631
Accrued advisory fees	11,294
Accrued 12b-1 fees	3,421
Total liabilities	28,391
Net Assets	$ 7,577,618
Net Assets consist of:	
Paid in capital	$ 7,379,065
Accumulated net realized (loss) on investments	(1,200,131)
Net unrealized appreciation on investments	1,398,684
Net Asset Value	$ 7,577,618
(unlimited number of shares authorized)	
Class A:	
Net Assets	$ 7,118,846
Shares outstanding (unlimited number of shares authorized)	543,439
Net asset value	$ 13.10
Offering price per share ($13.10 / 94.25%)	$ 13.90
Redemption price per share ($13.10 * 99%) (b)	$ 12.97
Class C:	
Net Assets	$ 458,772
Shares outstanding (unlimited number of shares authorized)	36,068
Net asset value and offering price per share	$ 12.72
Redemption price per share ($12.72 * 97.5%) (a)	$ 12.40

(a) The Fund charges a 2.50% contingent deferred sales charge ("CDSC") on Class C shares redeemed within two years of purchase.
(b) The Fund charges a 1.00% contingent deferred sales charge ("CDSC") on certain Class A shares redeemed within 18 months of purchase (See Note 2).

Sparrow Growth Fund
Statement of Operations
Year ended August 31, 2005

Investment Income	
Dividend income	$ 98,867
Interest income	2,491
Total Income	101,358
Expenses	
Investment advisor fee	128,726
12b-1 fee (Class A - $35,071; Class C - $2,993)	38,064
Total Expenses	166,790
Net Investment (Loss)	(65,432)
Realized & Unrealized Gain (Loss)	
Net realized gain on investment securities	193,617
Change in unrealized appreciation (depreciation) on investment securities	734,282
Net realized and unrealized gain on investment securities	927,899
Net increase in net assets resulting from operations	$ 862,467

Sparrow Growth Fund
Statements of Changes In Net Assets

Increase (Decrease) in Net Assets	Year ended August 31, 2005	Year ended August 31, 2004
Operations		
Net investment (loss)	$ (65,432)	$ (88,629)
Net realized gain on investment securities	193,617	764,446
Change in unrealized appreciation (depreciation)	734,282	(327,233)
Net increase in net assets resulting from operations	862,467	348,584
Capital Share Transactions		
Proceeds from shares sold		
Class A	294,121	1,627,106
Class C	218,042	69,469
Amount paid for shares repurchased		
Class A	(694,486)	(1,209,156)
Class C	(19,314)	(52,543)
Net increase (decrease) in net assets resulting from share transactions	(201,637)	434,876
Total increase in Net Assets	660,830	783,460
Net Assets		
Beginning of year	6,916,788	6,133,328
End of year	$ 7,577,618	$ 6,916,788
Accumulated undistributed net investment income included in net assets at end of period	$ -	$ -
Capital Share Transactions - A Shares		
Shares sold	23,260	137,123
Shares issued in reinvestment of distributions	-	-
Shares repurchased	(54,720)	(102,975)
Net increase (decrease) from capital transactions	(31,460)	34,148
Capital Share Transactions - C Shares		
Shares sold	17,679	5,891
Shares issued in reinvestment of distributions	-	-
Shares repurchased	(1,572)	(4,666)
Net increase from capital transactions	16,107	1,225

Sparrow Growth Fund - Class A
Financial Highlights
(For a share outstanding throughout the period)

	Year ended August 31, 2005	Year ended August 31, 2004	Year ended August 31, 2003	Year ended August 31, 2002	Year ended August 31, 2001
Selected Per Share Data					
Net asset value, beginning of period	$ 11.64	$ 10.97	$ 10.46	$ 11.46	$ 17.94
Income from investment operations					
Net investment income (loss)	(0.11)	(0.14)	(0.11) (a)	(0.09) (a)	(0.18) (a)
Net realized and unrealized gain (loss)	1.57	0.81	0.62	(0.91)	(6.28)
Total from investment operations	1.46	0.67	0.51	(1.00)	(6.46)
Less Distributions to shareholders:					
From net realized gain	-	-	-	-	(0.02)
Total distributions	-	-	-	-	(0.02)
Net asset value, end of period	$ 13.10	$ 11.64	$ 10.97	$ 10.46	$ 11.46
Total Return (b)(c)	12.54%	6.11%	4.88%	(8.73)%	(36.03)%
Ratios and Supplemental Data					
Net assets, end of period (000)	$ 7,119	$ 6,690	$ 5,931	$ 4,666	$6,468
Ratio of expenses to average net assets	2.25%	2.25%	2.29%	2.21%	2.31%
Ratio of net investment income to average net assets	(0.87)%	(2.00)%	(1.12)%	(0.81)%	(1.31)%
Portfolio turnover rate	49.94%	78.12%	164.65%	218.18%	144.44%

(a) Net investment income (loss) per share is based on average shares outstanding during the period.
(b) Total return calculation does not reflect load.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

Sparrow Growth Fund - Class C
Financial Highlights
(For a share outstanding throughout the period)

	Year ended August 31, 2005	Year ended August 31, 2004	Year ended August 31, 2003	Year ended August 31, 2002	Period ended August 31, 2001 (a)
Selected Per Share Data					
Net asset value, beginning of period	$ 11.35	$ 10.78	$ 10.30	$ 11.40	$ 15.40
Income from investment operations					
Net investment income (loss)	(0.11)	(0.13)	(0.20) (b)	(0.10) (b)	(0.17) (b)
Net realized and unrealized gain (loss)	1.48	0.70	0.68	(1.00)	(3.83)
Total from investment operations	1.37	0.57	0.48	(1.10)	(4.00)
Net asset value, end of period	$ 12.72	$ 11.35	$ 10.78	$ 10.30	$ 11.40
Total Return (c)(d)	12.07%	5.29%	4.66%	(9.65)%	(25.97)% (e)
Ratios and Supplemental Data					
Net assets, end of period (000)	$ 459	$ 227	$ 202	$ 406	$ 316
Ratio of expenses to average net assets	2.74%	2.75%	2.72%	2.75%	2.72% (f)
Ratio of net investment income to average net assets	(1.36)%	(2.00)%	(2.11)%	(0.98)%	(1.66)% (f)
Portfolio turnover rate	49.94%	78.12%	164.65%	218.18%	144.44%

(a) For the period November 9, 2000 (Commencement of Operations) through August 31, 2001.
(b) Net investment income (loss) per share is based on average shares outstanding during the period.
(c) Total return calculation does not reflect load.
(d) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

Sparrow Growth Fund
Notes to the Financial Statements
August 31, 2005

NOTE 1. ORGANIZATION

The Sparrow Growth Fund (the "Fund") was organized as a series of Sparrow Funds (the "Trust") on July 14, 1998 and commenced operations on October 4, 1998. The Trust is an open-end diversified investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the "Trust Agreement"). The Fund's investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series. The Board has authorized two classes of shares: Class A shares and Class C shares. Each class is subject to different expenses and a different sales charge structure. The investment advisor to the Fund is Sparrow Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board of Trustees (the "Board").

When pricing securities using the fair value guidelines adopted by the Board, the Advisor seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Advisor at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur. These discrepancies do not necessarily indicate that the fair value methodology is inappropriate. Fair values assigned to securities in the Fund's portfolio will be adjusted, to the extent necessary, as soon as market prices become available.

Federal Income Taxes- There is no provision for federal income tax. The Fund intends to continue to qualify each year as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Distributions are recorded on the ex-date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds. For the fiscal year ended August 31, 2005, a net investment loss of $65,432 was reclassed to paid-in-capital.

Contingent Deferred Sales Charges – With respect to Class A Shares, there is a 5.75% maximum initial sales charge, except on purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees; however, those shares exempted from the initial sales charge will be subject to a contingent deferred sales charge ("CDSC") of 1%, based on the lower of the shares' cost or current net asset value ("NAV"), imposed on such purchases if the shares are redeemed within eighteen months of purchase. With respect to Class C Shares, there is no initial sales charge. However, Class C Shares are subject to a CDSC of 2.50% based on the lower of the shares' cost or current NAV, if the shares are redeemed within two years of purchase. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge.

Allocation of Income and Expenses, Realized and Unrealized Gains and Losses – Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses are allocated to each class based on the net assets of that class in relation to the net assets of the Fund (e.g., the "relative net assets" method).

NOTE 3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Sparrow Capital Management, Inc. to manage the Fund's investments. The President of the Advisor is a trustee of the Fund.

Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments and pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), Rule 12b-1 distribution expenses, and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.75% of the average daily net assets of Class A and Class C shares. The Advisor may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Advisor to waive any fees in the future. For the year ended August 31, 2005 the Advisor received fees of $128,726 from the Fund. As of August 31, 2005, the Advisor was owed $11,294 by the Fund.

The Fund retains Unified Fund Services, Inc. ("Unified") to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified Financial Securities, Inc. (the "Distributor") acts as the principal distributor of the Fund's shares. The services of the administrator, transfer agent, fund accountant, and Distributor are operating expenses paid by the Advisor.

Each class has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each "Plan") under which each class is authorized to incur distribution expenses at a maximum annual rate of 0.50% of the average daily net assets for Class A and 1.00% of the average daily net assets for Class C, including a 0.25% shareholder services fee only for Class C. The expenses may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares; (b) expenses of maintaining personnel

NOTE 3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES – continued

(including personnel of organizations with which the Trust has entered into agreements related to the Plans) who engage in or support distribution of shares; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plans. Each Plan is designed to promote the sale of shares of the Fund. For the fiscal year ended August 31, 2005, Class A incurred 12b-1 expenses of $35,071 and Class C incurred 12b-1 expenses of $2,993. As of August 31, 2005, the Advisor was owed $3,421 in 12b-1 fees.

NOTE 4. INVESTMENT TRANSACTIONS

For the year ended August 31, 2005, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and
Board of Directors
Sparrow Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Sparrow Growth Fund as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to August 31, 2004 were audited by McCurdy & Associates CPA's, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sparrow Growth Fund as of August 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.
Westlake, Ohio
October 7, 2005

TRUSTEES AND OFFICERS - (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. The Fund's Statement of Additional Information contains additional information about Fund Trustees and is available, without charge, upon request by calling 1-888-727-3301.

The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Gerald R. Sparrow 225 S. Meramec Avenue, #732 St. Louis, MO 63105 Year of Birth: 1959	Trustee, President, Secretary, Treasurer and Chief Compliance Officer	Indefinite Term; served 4 yrs.	Director, President, Secretary and Treasurer of Sparrow Capital Management Incorporated; President of Buford Dickson Harper Sparrow, an advisory company; General partner of Sparrow Fund L.P., an advisory company.	1	None

The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Richard Priest 132 N. Newstead St. Louis, MO 63108 Year of Birth: 1931	Trustee	Indefinite Term; Since 2003	Retired	1	Southside Day Nursery
Donald D. Woodruff 134 Chardonay St. Louis, MO 63031 Year of Birth: 1956	Trustee	Indefinite Term; served 4 yrs.	President of Robinson, Inc. a retail (sales of hearing aids) company from June 1992 through present.	1	None

OTHER INFORMATION

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (888) 727-3301 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12-month period ended June 30th are available without charge, upon request: (1) by calling the Fund at (888) 727-3301; and (2) on the SEC's website at www.sec.gov.

APPROVAL OF MANAGEMENT AGREEMENT

The Management Agreement between the Trust and Sparrow Capital Management, Inc. (the "Advisor") on behalf of the Sparrow Growth Fund (the "Fund") was approved by the Board of Trustees, including the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees"), at an in-person meeting held on October 27, 2005. In determining whether to approve the Agreement, the Board requested and reviewed materials furnished by the Advisor in advance of the meeting, including current financial statements, a memorandum to the Board and the Advisor's Form ADV Part I and II. The President of the Advisor represented to the Board that it has in place a compliance program, including a Code of Ethics, reasonably designed to prevent violations of the federal securities laws. The Board also reviewed independent analyses prepared by the Trust's administrator comparing the Fund's advisory fee, total expenses and performance returns for the past twelve months to fees, expenses and returns of other mutual funds of comparable size with similar investment objectives (the "peer group").

In considering the Agreement, the Trustees primarily concluded that: (1) the Fund has good long-term performance compared to its peer group and benchmark; (2) the Advisor is required to cap Fund expenses (other than 12b-1 fees and certain other operating expenses) at 1.75% of the Fund's average daily net assets; (3) the Fund's total expenses (after reimbursement) is comparable to expenses of its peer group; (4) the Advisor has stated that it will not engage in soft dollar arrangements pursuant to which mutual fund brokerage is directed to a broker-dealer in order for the Advisor to obtain access to research services that benefit its portfolio management services; and (5) the Agreement is not profitable for the Advisor due to the Fund's small size and the Advisor's obligation to pay Fund expenses that exceed a certain level. The Trustees did not consider economies of scale issues because of the Fund's small size. As a result of their considerations, the Trustees, including the Independent Trustees, each unanimously determined that the Management Agreement is in the best interests of the Fund and its shareholders.

INVESTMENT ADVISOR
Sparrow Capital Management, Inc.
11330 Olive Blvd, Suite 230
St. Louis, MO 63141

DISTRIBUTOR
Unified Financial Securities, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204

INDEPENDENT ACCOUNTANTS
Cohen McCurdy, Ltd.
826 Westpoint Pkwy, Suite 1250
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn, LLP
One US Bank Plaza
St. Louis, MO 63101

CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Unified Fund Services, Inc.
431 N. Pennsylvania St.
Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Funds' prospectus which contains information about the Funds' management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc. Member NASD/SIPC

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the Funds' code of ethics, but the Advisors have adopted a new Code of Ethics. We will provide it to any person who requests it, free of charge pursuant to Item 2 (f)(3).

(d) Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Not Applicable

(f) A copy of the Code of Ethics may be provided, without charge, upon request. You may call toll-free (888) 727-3301 to request a copy of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant's Board of Trustees has determined that the registrant does not have an audit committee financial expert. The Board of Trustees has determined that, although none of its members meet the technical definition of an audit committee financial expert, the Board of Trustees has sufficient financial expertise to adequately perform its duties without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) **Audit Fees**

FY 2005	$ 12,370
FY 2004	$ 10,560

(b) **Audit-Related Fees**

	Registrant
FY 2005	N/A
FY 2004	N/A
Nature of the fees:	

(c) **Tax Fees**

	Registrant
FY 2005	$ 800
FY 2004	$ 650
Nature of the fees:	Preparation of the 1120-RICs

(d) **All Other Fees**

	Registrant
FY 2005	$0
FY 2004	$0
Nature of the fees:	

(e) (1) **Audit Committee's Pre-Approval Policies**

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors' specific representations as to their independence;

(2) **Percentages of Services Approved by the Audit Committee**

	Registrant
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	N/A

(f) During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant
FY 2005	$ 0
FY 2004	$ 0

(h) Not applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders. NOT APPLICABLE
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.
(a) Based on an evaluation of the registrant's disclosure controls and procedures as of September 13, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code is filed herewith

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Sparrow Funds

By
* /s/ Gerald Sparrow
Gerald Sparrow, President

Date November 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
* /s/ Gerald Sparrow
Gerald Sparrow, President and Treasurer

Date November 2, 2005